Exhibit 10.2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

REGEN BIOLOGICS, INC.

12.00% Secured Convertible Note

No. S-__
$	March 11, 2011

REGEN BIOLOGICS, INC., a Delaware corporation (the “Company”), for value received, hereby promises to pay to Sports Medicine Holding Company, LLC or its registered assigns the principal sum of $____, including interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance hereof from the date of the Closing at the rate of interest (the “Interest Rate”) specified below.

1.           Interest hereon shall accrue at a rate of 12.00% per annum commencing on the date of the Closing and shall be payable, in arrears, on the Due Date.  Following the Due Date, interest hereon shall accrue at a rate of 12.00% per annum until paid in full.

2.           Payments of principal, interest and all other amounts due in respect hereof shall be made in immediately available U.S. Dollars at the address shown in the Register maintained by the Company for such purpose, in the manner and in accordance with the terms provided in the Subscription Agreement.

3.           This Note is one of an issue of 12.00% Secured Convertible Notes of the Company issued in an aggregate principal amount of up to $750,000, pursuant to the Subscription and Security Agreement, dated as of March 11, 2011 (as the same may be amended, restated or otherwise modified from time to time, the “Subscription Agreement”), among the Company and the original signatory thereto.  The holder of this Note is entitled to the benefits of the Subscription Agreement.  This Note is subject to the terms of the Subscription Agreement, and such terms are incorporated herein by reference.  Capitalized terms used herein and not defined herein have the meanings specified in the Subscription Agreement.

4.           This Note shall be convertible into shares of securities of the Company or ReGen AG on the terms and conditions set forth in the Subscription Agreement.

5.           This Note shall not confer any preemptive rights to its Holder.

6.           The Subscription Agreement contains provisions permitting the Issuer and the Holders of the Notes representing the Required Consent, to execute amendments adding any provisions to or changing in any manner or eliminating any of the provisions of the Subscription Agreement or modifying in any manner the rights of the Holders of the Notes, subject to any exceptions set forth in the Subscription Agreement.

7.           The Notes are issuable in fully registered form, without coupons, at the office or agency of the Issuer, and in the manner and subject to the limitations provided in the Subscription Agreement.  Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

8.           This Note is transferable only as specified in the Subscription Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed by the holder of this Note or its attorney duly authorized in writing.

9.           THIS NOTE AND THE SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

REGEN BIOLOGICS, INC.

By:
Name: Gerald E. Bisbee, Jr., Ph.D.
Title: President and Chief Executive Officer

CONVERSION NOTICE

TO:	REGEN BIOLOGICS, INC.

The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion thereof below designated, into shares of equity securities in accordance with the terms of the Subscription Agreement referred to in this Note, and directs that the shares of equity securities, together with any check in payment for cash, if any, payable upon exchange or for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below.  Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Subscription Agreement.  If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto.

Dated:		Note No: S- ___

Registered Holder:

Signature(s)

Signature(s) must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee

Fill in the registration of shares of equity securities, if to be issued, and Notes, if to be delivered, and the person to whom cash and payment for fractional shares is to be made, if to be made, other than to and in the name of the registered holder:

Please print name and address

______________________________

(Name)

______________________________

(Street Address)

______________________________

(City, State and Zip Code)

Principal amount to be converted

(if less than all):

$_____________________________

Social Security or Other Taxpayer

Identification Number:

______________________________

NOTICE: The signature on this Conversion Notice must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.